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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                   Date of Report:              DECEMBER 31, 2002

                            CROGHAN BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



                                     0-20159
                            (Commission File Number)

            OHIO                                         31-1073048
(State or other jurisdiction of                         (IRS employer
        incorporation)                                Identification No.)



   323 CROGHAN STREET, FREMONT, OHIO                         43420
(Address of principal executive offices)                   (Zip Code)



                                 (419)-332-7301
              (Registrant's telephone number, including area code)





This document contains 3 pages.

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                            CROGHAN BANCSHARES, INC.

Item 5 - Other Events and Regulation FD Disclosure

Mr. Michael D. Allen was appointed to the Board of Directors of Croghan Bancshares, Inc. ("Croghan") and The Croghan Colonial Bank (the "Bank") effective on December 31, 2002. Mr. Allen is the Executive Vice President and General Manager of International Metal Hose Company, a manufacturer of flexible conduit and metal tubing, located in Bellevue, Ohio. Mr. Allen is active in the Bellevue Rotary Club and Bellevue Development Corp. He is a director on the board of the Bellevue Hospital Foundation and president of the Firelands Symphony Orchestra. Mr. Allen, his spouse, and two children reside in Bellevue, Ohio.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CROGHAN BANCSHARES, INC.
                                                (Registrant)


                                           by:  /s/ Steven C. Futrell
                                           Steven C. Futrell, President & CEO


Date:    December 31, 2002